SECURITIES AND EXCHANGE COMMISSION

                        WASHINGTON, D.C.  20549



                                FORM 8-K

                             CURRENT REPORT
 PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)       August 17, 1998



                             TELLABS, INC.
           (Exact name of registrant as specified in charter)


           Delaware              0-9692         36-3831568
(State or other jurisdiction  (Commission     (IRS employer
  of incorporation)           file number)    identification no.)


      4951 Indiana Avenue, Lisle, Illinois           60532
      (Address of principal executive office)      (Zip Code)


Registrant's telephone number, including area code     (630) 378-8800


                                  N/A
     (Former name or former address, if changed since last report)


















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ITEM 5.  OTHER EVENTS


On August 14, 1998, Tellabs, Inc. (the "Company") and CIENA Corporation ("CIENA") issued a joint press release announcing preliminary fiscal third quarter results for CIENA, reaffirmations of their recommendations in favor of the previously announced proposed merger from the Boards of Directors of the Company and CIENA, and a clarification of information previously reported in the proxy material. Further details are contained in a copy of the press release attached hereto as Exhibit 20.9, which is incorporated by reference herein.

Also, the Company hereby provides an additional correction to its Proxy Statement dated July 21, 1998:

     On Page 10, "Selected Consolidated Financial Data of CIENA", gross profit for the six months ended April 30, 1998 and 1997 was $164,915 and $92,623, respectively. This information, previously reported in CIENA's Forms 10-Q for the respective periods, supersedes the gross profit amounts set forth in the Proxy Statement which were incorrect due to a clerical error.


Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
         EXHIBITS

     (c) Exhibits

     Exhibit 20.9 - Joint press release issued by Tellabs, Inc. and CIENA Corporation on August 14, 1998.



                              SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              TELLABS, INC.



August 17, 1998                    s\ J. Peter Johnson
                                   ---------------------

                                    J. Peter Johnson
                                   Vice President, Controller
                                   and Chief Accounting Officer


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